UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

GLOBUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35621	04-3744954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2560 GENERAL ARMISTEAD AVENUE, AUDUBON, PA 19403-5214

(Address of principal executive offices) (Zip Code)

(610) 930-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GMED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Globus Medical, Inc. (the “Company”) with the Securities and Exchange Commission on September 1, 2023, in connection with the acquisition (the “Acquisition”) of NuVasive, Inc. (“NuVasive”). This Amendment No. 1 on Form 8-K/A is being filed to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The unaudited consolidated financial statements of NuVasive as of June 30, 2023 and for the six months ended June 30, 2023 and June 30, 2022 are attached as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company and NuVasive for the nine months ended September 30, 2023 and the year ended December 31, 2022 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Unaudited consolidated financial statements of NuVasive, Inc. as of June 30, 2023 and for the six months ended June 30, 2023 and June 30, 2022 (incorporated by reference to Part I, Item 1 of NuVasive, Inc.’s Quarterly Report on Form 10-Q filed on August 2, 2023).

99.2	Unaudited pro forma condensed combined financial information of Globus Medical, Inc. and NuVasive, Inc. for the nine months ended September 30, 2023 and the year ended December 31, 2022.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBUS MEDICAL, INC.
(Registrant)

Dated: November 15, 2023	By:	/s/ Keith Pfeil
Keith Pfeil
Chief Financial Officer Chief Accounting Officer Senior Vice President (Principal Financial Officer)